Confidential and Proprietary Welcome.® Fourth Quarter 2023 Investor Update The Huntington National Bank is Member FDIC. ®, Huntington® and Huntington. Welcome.® are federally registered service marks of Huntington Bancshares Incorporated. ©2023 Huntington Bancshares Incorporated. December 22, 2023

Confidential and ProprietaryFourth Quarter 2023 I vest r Update Disclaimer CAUTION REGARDING FORWARD-LOOKING STATEMENTS The information contained or incorporated by reference in this presentation contains certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements, which are not historical facts and are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; deterioration in business and economic conditions, including persistent inflation, supply chain issues or labor shortages, instability in global economic conditions and geopolitical matters, as well as volatility in financial markets; the impact of pandemics, including the COVID-19 pandemic and related variants and mutations, and their impact on the global economy and financial market conditions and our business, results of operations, and financial condition; the impacts related to or resulting from recent bank failures and other volatility, including potential increased regulatory requirements and costs, such as FDIC special assessments, long-term debt requirements and heightened capital requirements, and potential impacts to macroeconomic conditions, which could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital; unexpected outflows of uninsured deposits which may require us to sell investment securities at a loss; rising interest rates which could negatively impact the value of our portfolio of investment securities; the loss of value of our investment portfolio which could negatively impact market perceptions of us and could lead to deposit withdrawals; the effects of social media on market perceptions of us and banks generally; cybersecurity risks; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve; volatility and disruptions in global capital and credit markets; movements in interest rates; transition away from LIBOR; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services including those implementing our “Fair Play” banking philosophy; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the OCC, Federal Reserve, FDIC, and CFPB; and other factors that may affect the future results of Huntington. Additional factors that could cause results to differ materially from those described above can be found in Huntington’s Annual Report on Form 10-K for the year ended December 31, 2022 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023, which are on file with the Securities and Exchange Commission (the “SEC”) and available in the “Investor Relations” section of Huntington’s website http://www.huntington.com, under the heading “Publications and Filings” and in other documents Huntington files with the SEC. All forward-looking statements speak only as of the date they are made and are based on information available at that time. Huntington does not assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. 2

# 4Q23 – Actions Aligned with Driving Capital Ratios Higher and Dynamic Balance Sheet Management

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| **Capital Optimization Transaction** | • On December 19, 2023, Huntington completed a synthetic Credit Risk Transfer ("CRT") transaction related to an approximately $3 billion portfolio of on-balance sheet prime indirect auto loans<br>• The transaction is expected to reduced risk-weighted assets by approximately $2.4 billion, with the risk-weight moving from 100% to 20% on the selected pool of assets<br>• As a result of this transaction, Common Equity Tier 1 ("CET1") capital is expected to benefit by approximately 17 basis points<br>• The transaction is expected to result in approximately $4 million of transaction-related expenses, recognized in the fourth quarter of 2023, as well as approximately $19 million of premium expense, recognized as contra-revenue within noninterest income during FY24 |
| **FDIC Special Assessment** | • Huntington expects to record $214 million of expense in the fourth quarter of 2023 related to the FDIC's Deposit Insurance Fund (DIF) Special Assessment<br>• This amount represents approximately 12 basis points of CET1 capital<br>• **Proactive capital optimization through the CRT transaction offsets the impact to the CET1 capital ratio as a result of the FDIC Special Assessment, the net of both is expected to benefit CET1 by approximately 5 basis points in the fourth quarter 2023** |
| **Dynamic Balance Sheet Management and Hedging Program Actions** | • In March 2023, Huntington began implementing a pay-fixed swaption program ("the Program") to protect securities market value in scenarios where interest rates increased substantially (+200/+300 basis points). As of September 30, 2023, the program totaled $15.5 billion in notional exposure and would have protected approximately 35-45% of securities market value under these rate shock scenarios<br>• The program was designed essentially as an insurance policy, with a constrained maximum economic cost of $47 million (the total premium paid for the cumulative program) and a defined duration of 6 – 12 months (the range of tenors of the swaptions)<br>• The swaptions were classified as economic hedges from an accounting standpoint, which required quarterly mark-to-market valuations, with positive and negative mark-to-market effects recognized through noninterest income<br>• In Q4 2023, given an assessment of lower probability of up rate shock scenarios, Huntington determined this program was no longer necessary, fully terminating all of the notional exposure as of December 21, 2023<br>• Impacts to noninterest income included mark-to-markets of -$1 million, +$18 million, and +$33 million for 1Q23, 2Q23, and 3Q23, respectively, for a total of $50 million. For Q4 2023, Huntington expects a negative mark-to-market of approximately $74 million<br>• At the close of the Program, net of cumulative mark-to-market, the effective total economic cost of the program was $24 million |
| **Other** | • Huntington expects to complete the staffing efficiencies and corporate real estate consolidation announced in October 2023, which are expected to result in approximately $12 million of non-recurring expenses incurred in the fourth quarter 2023 |

Fourth Quarter 2023 Investor Update | 3 | Huntington